UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2019

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Virginia	000-30739	54-1972729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Finderne Avenue, Building 10

Bridgewater, New Jersey 08807

(Address of Principal Executive Offices, and Zip Code)

(908) 977-9900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Item 2.02                                           Results of Operations and Financial Condition.

On May 7, 2019, Insmed Incorporated (the “Company”) issued a press release regarding its financial results for the three months ended March 31, 2019. A copy of this press release is furnished herewith as Exhibit 99.1 pursuant to this Item 2.02.

The information contained herein, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 1, 2019, Donald Hayden, Jr., a member of the Company’s board of directors (the “Board”), notified the Company that he would resign from the Board on May 16, 2019 following the annual meeting of shareholders. Mr. Hayden was recently appointed as chief executive officer of WindMIL Therapeutics, Inc., where he had been serving as interim chief executive officer and chairman of the board, and the Company understands that he plans to focus on this role following his departure from the Board. Mr. Hayden’s resignation was not due to any disagreement or dispute with the Company.

(e) On May 3, 2019, the Company entered into a separation agreement and general release (the “Separation Agreement”) with Paolo Tombesi in connection with his previously announced departure as Chief Financial Officer. Pursuant to the Separation Agreement, Mr. Tombesi’s employment with the Company will end on June 2, 2019, and he is eligible to receive the following severance benefits: (i) 12 months’ salary at his 2019 base salary, paid semi-monthly over a 12-month period; (ii) a pro-rata portion of his annual bonus based on actual Company performance during 2019, payable within two and one-half months following December 31, 2019; (iii) accelerated vesting of any of his options and restricted stock units that would have otherwise vested within six months of June 2, 2019; and (iv) payment for the cost of COBRA coverage equivalent to his current coverage through no later than May 31, 2020 (minus certain employee contributions), in each case less applicable tax withholding. The Separation Agreement supersedes and replaces all other severance arrangements between the Company and Mr. Tombesi.  The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement and General Release between Insmed Incorporated and Paolo Tombesi, dated as of May 3, 2019.
99.1	Press Release by Insmed Incorporated on May 7, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2019	INSMED INCORPORATED

	By:	/s/Christine Pellizzari
	Name:	Christine Pellizzari
	Title:	Chief Legal Officer

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